SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2
TO
FORM F-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

AEGON N.V.
(Exact name of Registrant as specified in its charter)

 Not Applicable
(Translation of Registrant's name into English)

 The Netherlands
(State or other jurisdiction of incorporation or organization)

 Not Applicable
(I.R.S. Employer Identification No.)

 AEGONplein 50
PO Box 85
2501 CB The Hague
The Netherlands
011-31-70-344-3210
(Address and telephone number of
Registrant's principal executive offices)
AEGON FUNDING COMPANY LLC
(Exact name of Registrant as specified in its charter)

 Delaware
(State or other jurisdiction of incorporation or organization)

 42-1489646
(I.R.S. Employer Identification No.)

 Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
1-319-355-8511
(Address and telephone number of
Registrant's principal executive offices)

Craig D. Vermie, Esq.
AEGON USA, INC.
4333 Edgewood Road NE
Cedar Rapids, IA 52499
(319) 355-8511
(Name, address and telephone number of agent for service)

Copy of communications to:

A. Peter Harwich, Esq.
Allen & Overy LLP
1221 Avenue of the Americas
New York, NY 10020
(212) 610-6300

EXPLANATORY NOTE

DEREGISTRATION OF SECURITIES

        On June 25, 2003, AEGON N.V., AEGON Funding Corp. and AEGON Funding Corp. II filed a registration statement on Form F-3 (Registration No. 333-106497) (the "Registration Statement"), which registered (i) an indeterminate number of common shares of AEGON N.V., (ii) an indeterminate principal amount of debt securities of AEGON N.V., AEGON Funding Corp. and AEGON Funding Corp. II, and (iii) an indeterminate number of guarantees for separate consideration, warrants and purchase contracts of AEGON N.V., AEGON Funding Corp. and AEGON Funding Corp. II, with an aggregate offering price of up to $5,000,000,000.

        On December 28, 2005, AEGON Funding Corp. II merged into AEGON Funding Corp., and on April 28, 2008, AEGON Funding Corp. converted from a Delaware corporation to a Delaware limited liability company, changing its name to "AEGON Funding Company LLC".

        AEGON N.V. and AEGON Funding Company LLC are filing this post-effective amendment to file additional powers of attorney relating to the Registration Statement and to deregister securities having an aggregate offering price of $2,895,219,000 (the "Unsold Securities") that were registered under the Registration Statement but that will not be sold under the Registration Statement. The Unsold Securities will be offered and sold pursuant to a newly filed registration statement on Form F-3.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 9. Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement(1)
1.2	Underwriting Agreement dated September 14, 2007 among AEGON N.V. and the underwriters named therein(2)
4.1	Articles of Incorporation of AEGON N.V., as amended and restated May 3, 2007(3)
4.2	Amendment of the 1983 Merger Agreement among AEGON and Vereniging AEGON(4)
4.3	Preferred Shares Voting Rights Agreement(5)
4.4	Specimen Share Certificate(6)
4.5	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee(7)
4.6
Supplemental Indenture to Indenture between Transamerica Finance Corporation and U.S. Bank National Association (successor in interest to Continental Illinois National Bank and Trust Company of Chicago) dated March 15, 1981 (the "1981 U.S. Bank Indenture")(8)
4.7
Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated July 1, 1982 (the "1982 BNY Midwest Trust Indenture")(9)
4.8
Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated April 1, 1991 (the "1991 BNY Midwest Trust Indenture")(10)
4.9	Supplemental Indenture to Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A. dated October 11, 2001(11)
4.10	Sixth Supplemental Indenture between AEGON N.V., AEGON Funding Corp. and The Bank of New York Trust Company, dated September 21, 2007(12)
4.11	Form of perpetual capital security (included in Exhibit 4.10)
4.12	Guarantee(7)
4.13	Warrant Agreement(13)
4.14	Purchase Contract Agreement(14)
4.15	Unit Agreement(15)
5.1	Opinion of Allen & Overy, New York, New York(16)
5.2	Opinion of Allen & Overy, Amsterdam, the Netherlands(17)
8.1	Tax Opinion of Allen & Overy, New York, New York(18)
8.2	Tax Opinion of Allen & Overy, New York, New York, dated September 21, 2007(19)
23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1 and Exhibit 8.1)
23.2	Consent of Allen & Overy, New York, New York (included in Exhibit 8.2)
23.3	Consent of Allen & Overy, Amsterdam, the Netherlands (included in Exhibit 5.2)
23.4	Consent of Ernst & Young Accountants(20)

24.1	Powers of Attorney(21)
24.2	Powers of Attorney for AEGON N.V.
24.3	Powers of Attorney for AEGON Funding Company LLC
25.1	Statement of Eligibility of Citibank, N.A. under the Trust Indenture Act of 1939 on Form T-1(22)
25.2	Statement of Eligibility of U.S. Bank National Association under the Trust Indenture Act of 1939 on Form T-1(23)
25.3	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(24)
25.4	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(25)
25.5	Statement of Eligibility of The Bank of New York Trust Company, N.A. under the Trust Indenture Act of 1939 on Form T-1(26)

(1)
Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(2)
Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.

(3)
Incorporated by reference to Form 6-K filed with the SEC on May 31, 2007.

(4)
Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(5)
Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(6)
Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(7)
Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(8)
Incorporated by reference to Exhibit 4.6 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1981 U.S. Bank Indenture is incorporated by reference to Exhibit 13.4 to Amendment No. 1 to Form S-16 (file no. 2-68170) filed with the SEC on March 12, 1981.

(9)
Incorporated by reference to Exhibit 4.7 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1982 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 2-78115) filed with the SEC on June 24, 1982.

(10)
Incorporated by reference to Exhibit 4.8 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1991 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 33-40236) filed with the SEC August 16, 1991.

(11)
Incorporated by reference to Exhibit 4.9 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(12)
Incorporated by reference to Exhibit 4.10 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.

(13)
Incorporated by reference to Exhibit 4.12 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(14)
Incorporated by reference to Exhibit 4.13 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(15)
Incorporated by reference to Exhibit 4.14 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(16)
Incorporated by reference to Exhibit 5.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(17)
Incorporated by reference to Exhibit 5.2 to Pre-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(18)
Incorporated by reference to Exhibit 8.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(19)
Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.

(20)
Incorporated by reference to Exhibit 23.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(21)
Incorporated by reference to the signature pages of Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(22)
Incorporated by reference to Exhibit 25.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(23)
Incorporated by reference to Exhibit 25.2 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(24)
Incorporated by reference to Exhibit 25.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(25)
Incorporated by reference to Exhibit 25.4 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(26)
Incorporated by reference to Exhibit 25.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, AEGON N.V., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The Hague, The Netherlands, on this 9th day of May, 2008.

AEGON N.V.
By:	* Name: A.R. Wynaendts Title: Chief Executive Officer and Chairman of the Executive Board

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment no. 2 to Registration Statement has been signed by the following persons (who comprise a majority of the Executive and Supervisory Boards) in the capacities and on the dates indicated.

Signature	Title	Date

* A.R. WYNAENDTS	Chief Executive Officer and Chairman of the Executive Board	May 9, 2008
* J.B.M. STREPPEL	Executive Board Member and Chief Financial Officer	May 9, 2008
* D.G. EUSTACE	Chairman of the Supervisory Board	May 9, 2008
* I.W. BAILEY, II	Supervisory Board Member	May 9, 2008
* A. BURGMANS	Supervisory Board Member	May 9, 2008
C. KEMPLER	Supervisory Board Member
* S. LEVY	Supervisory Board Member	May 9, 2008

Post-Effective Amendment No. 2 – AFC Signature Page

* K.M.H. PEIJS	Supervisory Board Member	May 9, 2008
R.J. ROUTS	Supervisory Board Member
* W.F.C. STEVENS	Supervisory Board Member	May 9, 2008
* K.J. STORM	Supervisory Board Member	May 9, 2008
* L.M. VAN WIJK	Supervisory Board Member	May 9, 2008
D.P.M. VERBEEK	Supervisory Board Member
* C.D. VERMIE	Authorized U.S. Representative	May 9, 2008

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, AEGON Funding Company LLC, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment no. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on this 9th day of May, 2008.

AEGON Funding Company LLC
By:	* Name: C. M. van Katwijk Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons (who comprise a majority of the Board of Directors) in the capacities and on the dates indicated.

Signature	Title	Date

* C.M. VAN KATWIJK	President (Principal Executive Officer)	May 9, 2008
* C. FOWLER	Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 9, 2008
* C.D. VERMIE	Secretary	May 9, 2008
*
By his signature below, the undersigned, pursuant to a duly authorized power of attorney filed with the Securities and Exchange Commission, has signed this post-effective amendment no. 2 to the Registration Statement on behalf of the person indicated.

/s/ C.M. VAN KATWIJK C.M. VAN KATWIJK

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement(1)
1.2	Underwriting Agreement dated September 14, 2007 among AEGON N.V. and the underwriters named therein(2)
4.1	Articles of Incorporation of AEGON N.V., as amended and restated May 3, 2007(3)
4.2	Amendment of the 1983 Merger Agreement among AEGON and Vereniging AEGON(4)
4.3	Preferred Shares Voting Rights Agreement(5)
4.4	Specimen Share Certificate(6)
4.5	Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A., as Trustee(7)
4.6
Supplemental Indenture to Indenture between Transamerica Finance Corporation and U.S. Bank National Association (successor in interest to Continental Illinois National Bank and Trust Company of Chicago) dated March 15, 1981 (the "1981 U.S. Bank Indenture")(8)
4.7
Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated July 1, 1982 (the "1982 BNY Midwest Trust Indenture")(9)
4.8
Supplemental Indenture to Indenture between Transamerica Finance Corporation and BNY Midwest Trust Company (successor in interest to Harris Trust and Savings Bank) dated April 1, 1991 (the "1991 BNY Midwest Trust Indenture")(10)
4.9	Supplemental Indenture to Indenture between AEGON N.V., AEGON Funding Corp., AEGON Funding Corp. II and Citibank, N.A. dated October 11, 2001(11)
4.10	Sixth Supplemental Indenture between AEGON N.V., AEGON Funding Corp. and The Bank of New York Trust Company, dated September 21, 2007(12)
4.11	Form of perpetual capital security (included in Exhibit 4.10)
4.12	Guarantee(7)
4.13	Warrant Agreement(13)
4.14	Purchase Contract Agreement(14)
4.15	Unit Agreement(15)
5.1	Opinion of Allen & Overy, New York, New York(16)
5.2	Opinion of Allen & Overy, Amsterdam, the Netherlands(17)
8.1	Tax Opinion of Allen & Overy, New York, New York(18)
8.2	Tax Opinion of Allen & Overy, New York, New York, dated September 21, 2007(19)
23.1	Consent of Allen & Overy, New York, New York (included in Exhibit 5.1 and Exhibit 8.1)
23.2	Consent of Allen & Overy, New York, New York (included in Exhibit 8.2)
23.3	Consent of Allen & Overy, Amsterdam, the Netherlands (included in Exhibit 5.2)
23.4	Consent of Ernst & Young Accountants(20)
24.1	Powers of Attorney(21)
24.2	Powers of Attorney for AEGON N.V.

24.3	Powers of Attorney for AEGON Funding Company LLC
25.1	Statement of Eligibility of Citibank, N.A. under the Trust Indenture Act of 1939 on Form T-1(22)
25.2	Statement of Eligibility of U.S. Bank National Association under the Trust Indenture Act of 1939 on Form T-1(23)
25.3	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(24)
25.4	Statement of Eligibility of BNY Midwest Trust Company under the Trust Indenture Act of 1939 on Form T-1(25)
25.5	Statement of Eligibility of The Bank of New York Trust Company, N.A. under the Trust Indenture Act of 1939 on Form T-1(26)

(1)
Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(2)
Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.

(3)
Incorporated by reference to Form 6-K filed with the SEC on May 31, 2007.

(4)
Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(5)
Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(6)
Incorporated by reference to Exhibit 4.2 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(7)
Incorporated by reference to Exhibit 4.3 to Form F-3 (file no. 333-71438) filed with the SEC on October 11, 2001.

(8)
Incorporated by reference to Exhibit 4.6 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1981 U.S. Bank Indenture is incorporated by reference to Exhibit 13.4 to Amendment No. 1 to Form S-16 (file no. 2-68170) filed with the SEC on March 12, 1981.

(9)
Incorporated by reference to Exhibit 4.7 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1982 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 2-78115) filed with the SEC on June 24, 1982.

(10)
Incorporated by reference to Exhibit 4.8 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003. The 1991 BNY Midwest Trust Indenture is incorporated by reference to Exhibit 4.1 to Form S-3 (file no. 33-40236) filed with the SEC August 16, 1991.

(11)
Incorporated by reference to Exhibit 4.9 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(12)
Incorporated by reference to Exhibit 4.10 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.

(13)
Incorporated by reference to Exhibit 4.12 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(14)
Incorporated by reference to Exhibit 4.13 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(15)
Incorporated by reference to Exhibit 4.14 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on September 23, 2003.

(16)
Incorporated by reference to Exhibit 5.1 to Pre-Effective Amendment No. 2 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(17)
Incorporated by reference to Exhibit 5.2 to Pre-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on August 27, 2003.

(18)
Incorporated by reference to Exhibit 8.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(19)
Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.

(20)
Incorporated by reference to Exhibit 23.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(21)
Incorporated by reference to the signature pages of Form F-3 (file no. 333-106497) filed with the SEC on June 25, 2003.

(22)
Incorporated by reference to Exhibit 25.1 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(23)
Incorporated by reference to Exhibit 25.2 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(24)
Incorporated by reference to Exhibit 25.3 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(25)
Incorporated by reference to Exhibit 25.4 to Pre-Effective Amendment No. 3 to Form F-3 (file no. 333-106497) filed with the SEC on November 14, 2003.

(26)
Incorporated by reference to Exhibit 25.5 to Post-Effective Amendment No. 1 to Form F-3 (file no. 333-106497) filed with the SEC on September 21, 2007.